3Q22 Investor Presentation

FORWARD-LOOKING STATEMENTS This investor presentation contains forward-looking statements, as defined by federal securities laws, including statements about CapStar Financial Holdings, Inc. (“CapStar”) and its financial outlook and business environment. All statements, other than statements of historical fact, included in this release and any oral statements made regarding the subject of this release, including in the conference call referenced herein, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are “forward-looking statements“ within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1955. The words “expect“, “anticipate”, “intend”, “may”, “should”, “plan”, “believe”, “seek“, “estimate“ and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, including, but not limited to: (I) deterioration in the financial condition of borrowers of the Company and its subsidiaries, resulting in significant increases in loan losses and provisions for those losses; (II) the effects of the emergence of widespread health emergencies or pandemics, including the magnitude and duration of the Covid-19 pandemic and its impact on general economic and financial market conditions and on the Company’s customer’s business, results of operations, asset quality and financial condition; (III) the ability to grow and retain low-cost, core deposits and retain large, uninsured deposits, including during times when the Company is seeking to lower rates it pays on deposits; (IV) the impact of competition with other financial institutions, including pricing pressures and the resulting impact on the Company’s results, including as a result of compression to net interest margin; (V) fluctuations or differences in interest rates on loans or deposits from those that the Company is modeling or anticipating, including as a result of the Company’s inability to better match deposit rates with the changes in the short term rate environment, or that affect the yield curve; (VI) difficulties and delays in integrating required businesses or fully realizing cost savings or other benefits from acquisitions; (VII) the Company‘s ability to profitably grow its business and successfully execute on its business plans; (VIII) any matter that would cause the Company to conclude that there was impairment of any asset, including goodwill or other intangible assets; (IX) the vulnerability of the Company’s network and online banking portals, and the systems of customers or parties with whom the Company contracts, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; (X) the availability of and access to capital; (XI) adverse results (including costs, fines, reputational harm, inability to obtain necessary approvals, and/or other negative affects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the Covid-19 pandemic; and (XII) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements contained in this press release (we speak only as of the date hereof ), whether as a result of new information, future events, or otherwise.   NON-GAAP MEASURES This investor presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations. Such measures include: “Efficiency ratio – operating,” “Expenses – operating,” “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating,” and “Tangible common equity to tangible assets.” Management has included these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating CapStar’s underlying performance trends. Further, management uses these measures in managing and evaluating CapStar’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this presentation. Disclosures

CapStar Overview



TENNESSEE
Nashville
Knoxville
Chattanooga
Asheville
NORTH CAROLINA

2 States
14 Counties
24 Locations

Mission: To win long-term relationships and positively impact our customers' lives by setting the standard in ***Guidance***, ***Responsiveness***, ***Flexibility***, and ***Service***.

S&P Global Market Intelligence
#18 Large Community Bank in the Country

RAYMOND JAMES®
2021 Community Bankers Cup Award Winner

PIPER | SANDLER
2021 Bank & Thrift SM-ALL STARS

HOVDE GROUP
High Performers - The Class of 2022

- Experienced and shareholder-oriented management team
- Favorable geographic market position
- Performance and growth-oriented bank

Market Data

Ticker	CSTR
Price(1)	$21.01
Market Cap(1)	$461MM
P/2023 CE(2)	10.2
P/TBV(1)	148%
Avg. Daily Vol. (30d)	54,357
Insider Ownership(3)	8.6%
Institutional Ownership(1)	44.5%
Dividend Yield(1)	1.9%

2Q22 Snapshot

Dollars in Millions

BALANCE SHEET (EOP)	
Total Assets	$3,097
Total Loans HFI (Excl PPP)	$2,234
Total Deposits	$2,631
CAPITAL RATIOS	
TE / TA	10.19%
CET 1 Ratio	12.87%
Total RBC Ratio	14.79%
ASSET QUALITY	
NCOs / Average Loans(4)	0.00%
NPAs / Loans HFI + OREO	0.11%
Texas Ratio(5)	0.82%

(1) Source S&P Capital IQ: Market data as of 7/29/2022
(2) Price/2023 consensus EPS
(3) Based on the proxy statement (Schedule 14A) dated 3/10/2022
(4) Annualized
(5) Texas ratio defined as: (NPAs + Loans>90 Days) / (Tangible Common Equity + ALLL)

3

2022 EPS of 2Q22 EPS $0.45 Annualized and 2Q22 Bank Only EPS of $0.43 Annualized; Bank Only excludes Government Guaranteed Lending, Mortgage, Tri-Net, and PPP Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items See the non-GAAP reconciliation calculations included in the Appendix at the end of this presentation, which use a blended statutory income tax rate of 26.14% and excludes one-time merger related items. See the non-GAAP reconciliation calculations included in the Appendix at the end of this presentation, which use a blended statutory income tax rate of 26.14% and excludes merger related items. Source S&P Capital IQ: Market data as of 12/31/2019 and 07/29/2022 AT A GLANCE 1.28% ROA 1.29% Bank Only ROA $1.80 EPS Annualized(1) $1.72 Bank Only EPS Annualized(1) $21.01 Price per Share 1.21% ROA 0.99% Bank Only ROA $1.31 EPS $1.00 $16.65 Price per Share Bank Only EPS CapStar is a market leading financial services provider with an accelerating profitability and growth profile 2022 2019(2)

Simple, Focused, and Disciplined Target Customer Small to mid-sized businesses generally with $5-250MM in revenue and their owners/management Professionals Commercial real estate investors Relationship retail Strategy Provide a relationship-based and highly personal banking experience Win through responsiveness, flexibility, and customer service Seek low-cost deposits and operate efficiently Invest/lend prudently; never sacrificing risk adjusted returns for growth Delivery Hire well; attract and retain highly-effective employees Focus on where we can find the best people; not filling in a geographic map Limit bricks and mortar to strategically located offices Enable technology to provide a ‘WOW!’ employee and customer experience Goals Meaningful relationships and outstanding customer service High returns on capital Stable growth in earnings and tangible book value per share Disciplined capital allocation Business Model

“In assessing performance, what matters isn’t the absolute rate of return but the return relative to peers and the market.  You really only need to know three things to evaluate a CEO’s greatness: the compound annual return to shareholders during his or her tenure and the return over the same period for peer companies and for the broader market (usually measured by the S&P 500).” "CEOs need to do two things well to be successful: run their operations efficiently and deploy the cash generated by those operations." "Capital allocation is a CEO's most important job." "CEOs have five essential choices for deploying capital - investing in existing operations, acquiring other businesses, issuing dividends, paying down debt, or repurchasing stock…" "Sometimes the best investment opportunity is your own stock." Management Philosophy

Leadership Team Executive Leadership Title Age Financial Services Experience Year Joined Tim Schools President & CEO 52 24 2019 Jennie O’Bryan Chief Administrative Officer 56 38 2019 Kevin Lambert Chief Credit Officer 58 36 2021 Mike Fowler Chief Financial Officer 66 42 2020 John Davis Chief Operations & Technology Officer 58 30 2019 Amy Goodin Chief Risk Officer 50 22 2000 Market Leadership Title Age Financial Services Experience Year Joined Mike Hill East Tennessee Market President 54 28 2020 Ken Webb Middle Tennessee Market President 68 45 2008 Chris Tietz Chief Credit Policy Officer & EVP Specialty Banking 59 36 2016

2Q22 Financial Results

Executing on strategic objectives Enhance profitability and earnings consistency Accelerate organic growth Maintain sound risk management Execute disciplined capital allocation Delivering high performance Earnings per share of $0.45 with minimal contribution from Specialty Banking businesses PTPPA and ROAA of 1.70% and 1.28%, respectively ROATCE of 12.74%, despite ~200 basis points of excess capital Proactively managing risk Record low past due ratio of 0.12% Modestly asset sensitive balance sheet Deploying capital in a disciplined manner Investments in loan capabilities produced 19.8% average and 16.9% EOP linked-quarter annualized loan growth versus 1Q22 (excluding PPP and the $106.9MM transfer of Tri-Net loans to held for investment) Paid $0.10 per share dividend, an increase from the prior quarter of $0.06 Repurchased 261,900 shares during the quarter; 299,206 shares through June 30, 2022 Announced Asheville and further Chattanooga expansion Highlights

Scorecard REVENUE GROWTH(1) Target: >=5% 2Q22 YTD: (7.0%) NET INTEREST MARGIN Target: >=3.60% 2Q22: 3.41% EFFICIENCY Target: <=55% 2Q22: 56.32% NET CHARGE OFFS Target: <=0.25% 2Q22: 0.00% Four Key Drivers (1) Year over year (2) Tangible book value per share of common stock excluding after-tax unrealized available for sale investment (gains) losses (2)

    2Q22 1Q22 2Q21                   Profitability   Net Interest Margin(1) 3.41% 2.97% 3.26%   Efficiency Ratio(2) 56.32% 58.67% 57.97%   Pretax Preprovision Income / Assets(3) 1.70% 1.61% 1.80%   Return on Average Assets 1.28% 1.37% 1.57%   Return on Average Tangible Equity 12.74% 13.02% 15.63% Growth Total Assets (Avg) $3,129 $3,153 $3,079 Growth   Total Deposits (Avg) $2,665 $2,705 $2,662   Total Loans HFI (Avg) (Excl PPP) $2,144 $1,988 $1,765   Diluted Earnings per Share $0.45 $0.48 $0.54 Tangible Book Value per Share $14.17 $14.49 $14.03             Soundness   Net Charge-Offs to Average Loans (Annualized) 0.00% 0.01% 0.01%   Non-Performing Assets / Loans + OREO 0.11% 0.18% 0.22%   Allowance for Loan Losses + Fair Value Mark / Loans Excl PPP 1.09% 1.16% 1.47%   Common Equity Tier 1 Capital 12.87% 13.58% 13.78%   Total Risk Based Capital 14.79% 15.60% 16.13% Calculated on a tax equivalent basis Efficiency ratio is Noninterest expense divided by the sum of net interest income and noninterest income Pre-tax Pre-provision Operating ROA calculated as ROA excluding the effect of provision and income tax expense Key Performance Indicators (Dollars in millions, except for per share data)

History: Tri-Net generates interest and fee income by originating & selling high quality, homogeneous, fixed rate commercial real estate loans for properties on long term NNN leases to national tenants Tri-Net began over 10 years ago at another institution and has generated more than $25 million of cumulative revenue with no credit losses since joining CapStar in 4Q16 Tri-Net has not operated with an interest rate risk program nor been materially impacted by prior rate cycles Recent Events: The rapid 2022 increase in market rates reduced the value of Tri-Net’s loans causing the Company to pause new production in early 3Q22 until the market for these loans stabilizes In 2Q22, $106.9 million of Tri-Net loans with an average yield of 3.53% were transferred from held for sale to held for investment, generating a $187 thousand mark to market loss and recording a 25bp allowance On July 28th, the Company entered into an agreement to sell $64.8 million of Tri-Net loans held for sale with a yield of 4.20% for an after-tax loss of $1.2 million Outlook: The remaining exposure includes $8.6 million of loans held for investment with an average yield of ~4.25% and an additional $24.9 million of loans that have not yet closed The rates on the $24.9 million will fix shortly before closing based on a spread versus 10 year Treasuries, subject to a floor, with an anticipated rate of approximately 4.40% based on Treasuries on July 28 The Company is evaluating options to sell or place these remaining loans in held for investment and is pursuing hedging strategies to mitigate future market risk at such time the Company reenters the market Tri-Net Update

Favorable Market Position

CapStar’s Unique Profile NORTH CAROLINA TENNESSEE Asheville Knoxville Chattanooga Nashville Big enough to compete, small enough to win on flexibility and responsiveness Positioned in four of the most attractive markets in two of the top states to do business Positive competitive trends present tremendous opportunities for customers and talent Largest banks continue to lose market share Largest Tennessee-based bank announced sale to foreign entity in 1Q22 Community banks continue to decline in number A number of banks are working through management succession Significant excess capital and capital generation to support growth

According to the U.S. Census Bureau (from 2020 to 2021), the South was the most populous of the nation’s four regions and the only region that had positive net domestic migration (movement of people from one area to another within the U.S.); North Carolina ranked 4th and Tennessee ranked 8th in the nation for numeric population growth. Relative Market Strength America’s Top States for Business North Carolina and Tennessee ranked #1 and #6 overall North Carolina and Tennessee ranked #1 and #2 in Economy Best State Rankings Tennessee ranked #1 and North Carolina #5 nationally for Long-Term Fiscal Stability States Americans Headed to Most Tennessee ranked #3 and North Carolina #19 nationally for relocations in 2021 Tennessee was #1 and North Carolina #9 in 2020 Sources: https://www.cnbc.com/2022/07/13/americas-top-states-for-business-2022-the-full-rankings.html; https://www.usnews.com/news/best-states/rankings/fiscal-stability/long-term; https://myuhaulstory.com/2022/01/03/u-haul-reveals-top-50-growth-states-of-2021/

1 Charlotte, NC $314.9 bil 2 Atlanta, GA $271.1 bil 3 Richmond, VA $127.3 bil 4 Nashville, TN $89.1 bil 5 Birmingham, AL $54.5 bil 6 Memphis, TN $40.8 bil 7 Louisville, KY $39.1 bil 8 Raleigh, NC $38.9 bil 9 Virginia Beach, VA $31.5 bil 10 Columbia, SC $26.7 bil 11 Knoxville, TN $23.8 bil 12 Greenville, SC $23.5 bil 13 Charleston, SC $20.4 bil 14 Greensboro, NC $17.1 bil 15 Chattanooga, TN $13.9 bil 16 Lexington, KY $13.4 bil 17 Huntsville, AL $11.5 bil 18 Asheville, NC $10.8 bil Sources: S&P Capital IQ, FDIC Deposit Market Share Report (June 30, 2021) Includes all MSAs located in AL, GA, KY, NC, SC, TN, and VA with 2021 population greater than 750,000; includes Asheville, NC, Chattanooga, TN and Lexington, KY 2022 - 2027 Projected Population Growth Total Deposits in Market Greensboro, NC Memphis, TN Louisville, KY Columbia, SC Virginia Beach, VA Asheville, NC USA Greenville, SC Lexington, KY Birmingham, AL Chattanooga, TN Richmond, VA Charlotte, NC Knoxville, TN Charleston, SC Raleigh, NC Atlanta, GA Nashville, TN Huntsville, AL Attractive Demographics

Deposits and Key Demographics by County(1) FDIC Deposit data as of June 30, 2021; Source: S&P Capital IQ Announced expansion into Chattanooga (Hamilton County) in October 2021 Announced expansion into Asheville (Buncombe County) in July 2022 County MSA Deposits In Market ($000) Market Rank (#) 2022 Population (000) 2022-2027 Projected Population Change (%) 2022 Median HH Income ($) 2022-2027 Projected HH Income Change (%) Metro Markets Davidson Nashville Nashville $1,074,683 $1,328,712 8 10 702.9 700.9 4.5% 73.1 17.5% McMinn Athens Athens 275,753 400,978 1 1 54.9 53.6 3.8% 49.9 11.7% Sumner Nashville Nashville 140,205 197,598 9 9 202.2 192.6 7.1% 76.6 12.2% Williamson Nashville Nashville 105,448 196,084 13 12 256.3 241.2 7.6% 120.8 4.7% Bradley Cleveland Cleveland 37,544 47,015 9 9 111.1 108.3 5.1% 60.3 11.0% Rutherford Nashville Nashville 35,930 35,628 13 15 352.6 337.5 7.4% 76.5 13.8% Knox Knoxville Knoxville --- 12,403 --- 26 484.7 471.7 5.2% 66.1 11.1% Hamilton(2) Chattanooga - - 378.6 5.1% 64.5 10.0% Buncombe(3) Asheville - - 466.8 2.8% 62.6 11.9% Community Markets Coffee Tullahoma $141,894 168,150 2 1 58.9 56.5 5.5% 59.1 9.9% Monroe --- 86,394 122,483 4 4 47.9 46.7 4.3% 49.1 9.9% Lawrence Lawrenceburg Lawrenceburg 80,896 110,707 3 3 45.1 44.2 4.4% 49.3 11.9% Cannon Nashville Nashville 77,914 99,599 1 1 15.2 14.7 5.5% 62.1 7.2% Wayne --- 69,729 70,985 3 3 16.5 16.5 1.0% 47.0 13.1% Attractive Demographics

Balance Sheet Strength

End of Period Balances as of June 30, 2022 Deposit Composition Quality Funding Profile Strategy Emphasizing a deposit first culture Increasing importance of DDA and core funding Disciplined usage of alternative funding sources Pricing Implemented pricing discipline Proactive monitoring of market competition Portfolio Characteristics Long-time loyal customers within community markets Strong treasury management and digital banking capabilities

Credit Culture Experienced bankers and underwriters Diversify by type, sector, and geography Collateral and guarantees standard Big bets discouraged Participations and shared national credits avoided Underwriting and Portfolio Management Weekly credit committee; approves relationships > $4MM Centralized consumer and small business underwriting Monthly asset quality reviews Continuous independent external loan review Annual external stress test Loan Portfolio Summary(2) Past due loans as a % of loans held for investment totaled 0.12% Loan losses averaging < $81K over last 8 quarters  In-market loans at 96%(3) Shared national credits < 1.5% Commercial & Industrial includes Commercial & Industrial loans and Owner Occupied CRE loans As of June 30, 2022 Excludes the 2Q22 movement of Tri-Net loans Loan Composition End of Period Balances as of June 30, 2022 Disciplined Credit Culture

Loan Portfolio Performance Two consecutive quarters of record low past dues Past dues >90 days 0.02% Net charge-offs remained low and have averaged less than $81K over the last 8 quarters Two recent independent loan reviews with no non-pass downgrades Independent stress test in process

Profitability Initiatives

Net Interest Margin Creating deposit first culture Implemented deposit pricing disciplines Improved loan generation capabilities Managing interest rate risk close to neutral Productivity Adopting peer benchmarking culture Aligning incentives and increasing accountability Increased focus on share of wallet Implementing productivity measurements for all positions Reviewing 100% of operating expenses Capital Allocation Evaluating strategies for excess capital and future capital generation Investing in our core business through additional bankers in Asheville, Chattanooga, Knoxville, and Nashville Established dividend guidelines targeting a 10-35% payout ratio Defined share repurchase parameters to allow us to be opportunistic Active Underway

Internal Investment Primary Focus – investing in our core business Seeking organic growth that meets or exceeds our cost of capital Knoxville, Chattanooga and Rutherford/Williamson markets current loan outstandings ~$542MM in 27 months Dividends Targeting 10-35% payout ratio Paid $0.10 dividend per share in 2Q22, an increase from $0.06 Share Repurchase At times, our stock is our best investment $30MM authorization 299,206 shares purchased year-to-date through June 30, 2022 $23.9MM remaining M&A Must have strong strategic rationale Disciplined pricing (1) (1) (1) (1) 1 2 3 4 Capital Allocation Strategies (1) Source: S&P Capital IQ, Peer Medians based on Selected Nationwide Major Exchange Banks and Thrifts with Assets $2.0 Billion - $6.5 Billion as of 2Q22 and 1Q22 for banks that have not yet reported

Growth Opportunities

Increasing core banking capabilities Accelerating loan production 21 Bankers Jan 2020 $500M Loan Pipeline 28 Bankers July 2022 Loan Pipeline $250M Stronger line-up of high-performing bankers From 21 in 2020 to 33 bankers today Average pipeline per banker has increased from $12MM to $18MM Targeting minimum pipelines and portfolios of $10MM and $100MM each New Market Progress Entered Knoxville in February 2020 with loans totaling $185MM at June 30, 2022 Entered Rutherford/Williamson County markets in October 2020 with loans totaling $174MM at June 30, 2022 Entered Chattanooga in November 2021 with loans totaling $184MM at June 30, 2022; announced expansion in July 2022 Announced entry into Asheville in July 2022 $296M 2019 $445M 2020 $674M 2021 $755M 1Q22 $871M 2Q22 Annualized Loan Production Banking

TARGET Chattanooga Knoxville Pretax Preprovision Breakeven 9 months 5 months 7 months Pretax Preprovision Earnback 18 months 7 months 12 months Net Income Breakeven 15 months NA 18 months Net Income Earnback 30 months NA 22 months IRR 30%+ NA NA De Novo Lift-out Experience

Western North Carolina Led by one Commercial Relationship Manager, hired to grow and serve Asheville customers Strategically: Consistent with our message of investing excess capital in local market, core banking With Chattanooga and Knoxville, demonstrates quality high-quality lift-out experience Low risk vs acquisitions Diversifies CapStar’s markets and revenues Twelve community banks have been acquired since 2008 Commercial customers now frequently served from Charlotte Asheville Expansion

Following 4Q21 successful entry into Chattanooga, added four additional relationship managers to our existing five to grow and serve Chattanooga customers Strategically: Consistent with our message of investing excess capital in local market, core banking With Knoxville, demonstrates quality high-quality lift-out experience Low risk vs acquisitions Diversifies CapStar’s markets and revenues Complimentary to Athens Federal and Knoxville investments Provides strong in-state loan potential for current excess liquidity Results: $184MM in loans; $18MM in deposits as of June 30, 2022 Former Athens Federal Markets Knoxville Chattanooga Chattanooga Expansion

Initial Chattanooga hires and Knoxville’s EPS net contribution in 2Q22 was approximately $0.01 Many variables will influence future results, including the potential for an economic slowdown and recession In a stable economic environment, we expect the range of incremental benefit to be approximately: 2H22 $0.03 2023 $0.15 2024 $0.25 2025 $0.35 Lift-out Potential Impact

3Q22 will include investment in Asheville and further investment in Chattanooga Many variables will influence future results, including the potential for an economic slowdown and recession In a stable economic environment, we expect the range of incremental benefit to be approximately: 2H22 ($0.03) 2023 ($0.01) 2024 $0.05 2025 $0.10 Lift-out Potential Impact

Specialty Banking $461MM CRE Record Balance Achieved 1Q22 $347MM Tri-Net 2021 Production Record $1B Mortgage 2020 Production Record #2 in Nashville #3 in Tennessee SBA | GGL 2021 Production Emerging Business as Preferred SBA Lender $1.0MM Southland Finance 2021 Record Revenue $1.1MM Valley Title 2020 Record Revenue Specialty Banking businesses have been valuable contributors. Commercial Real Estate, Mortgage, Tri-Net, Government Guaranteed Lending, Valley Title, and Southland Finance Record performances in 2020 and 2021, though 2Q22 challenges for Mortgage and Tri-Net are expected to persist near-term Recently dedicated Executive to lead strategy and partner with experienced management teams to execute growth initiatives

Shareholder Performance

Story is Turning into One of the Most Attractively Positioned Banks Geographically. While the markets CSTR is currently in and recently expanded into are highly competitive, we think the growth opportunity path from here is significantly above most peers. CSTR remains a favorite small-cap name given strong profitability, a solid and growing profile in attractive markets in TN and western NC, and ample capital position. - Hovde (July 25, 2022) New Markets Adding Significantly to Growth and EPS Outlook. CSTR's hiring efforts and expansion into new markets (Chattanooga, Knoxville and Asheville) are adding to growth YTD and the outlook as CSTR put up another +30% loan growth quarter. CSTR entered Chattanooga in 4Q21 and this market already has $188mm in loans and $13mm in deposits and was breakeven to PPNR within 5 months. - Keefe, Bruyette & Woods (July 24, 2022) CSTR continues to expand into new de novo markets. The company is opening a new Asheville office and has recently hired more employees in Chattanooga. The Knoxville and Chattanooga markets contributed $0.01 of EPS in 2Q22. - Truist (July 25, 2022) Attractive Growth Opportunities Remain, and Core Bank Performance Continues to Impress - Given the recent expansion into Asheville, key hires in Chattanooga + Nashville, and general demographics of CapStar's footprint, we think the bank is positioned to grow loans at a disproportionate rate over the next 2+ years while delivering solid profitability … Simply put, we believe CSTR has become well-managed bank that operates in fantastic growth markets - which creates tremendous scarcity value for the franchise. - Piper Sandler (July 22, 2022) We continue to recommend CSTR shares with a BUY rating as profitability still remains strong despite our modest reduction in forward estimates. Core ROA rises from 1.28% in 2Q to the 1.50%+ range in the latter half of 2022 as multiple recent team lift outs drive continued Loan and Deposit growth. - Janney (July 22, 2022) … we expect loan growth to remain the main tailwind, even in a slowing economy, given the resiliency and vibrancy of CSTR’s core metro Nashville market, and likely increasing contributions from the expansion markets (i.e., Knoxville, Chattanooga, and Asheville). Additionally, as CSTR continues to put its excess capital to work, and as the expansion markets steadily mature and gain scale, we view this as a natural tailwind for core profitability rather than a drag. - DA Davidson (July 22, 2022) Aided by expanded institutional research Added three firms over the past year increasing coverage to six firms Expanded Research Coverage

~8,000 increase in average daily trading volume 2Q19 vs 2Q22 28.3% Institutional Ownership 06/30/2019 44.5% Institutional Ownership1 7/29/2022 9.8MM shares 5.3MM shares Source: S&P Capital IQ Superior Shareholder Results

Looking Forward

As of July 2022 Economy Increase in the Fed Funds rate over the next year with a flattening of the yield curve A potential for slower economic growth or recession Loan Growth Targeting low to mid double-digit growth with appropriate spreads to align with funding strategy Deposit Growth Continuing to develop deposit capabilities to provide an improved long-term funding base Disciplined use of alternative funding such as brokered CDs and wholesale funding Net Interest Income Strong loan pipeline and production provide opportunity for continued NII growth Loan pricing tailwind as competitors respond to dramatic recent market rate increases NII benefits modestly from parallel rate increases though declines modestly for a curve flattening scenario Provision Expense Continued low net charge-offs and stable credit trends though not immune to economic conditions Adoption of CECL 1/1/23 Non-Interest Income Anticipate Mortgage being breakeven to slightly positive the remainder of the year due to reduced demand and thinner spreads. Favorable long-term outlook given strong markets, strength of Mortgage team, and purchase money focus. Working through remaining Tri-Net volumes booked during the recent volatile rate period and have ceased production until we have observed market stabilization. Evaluating hedging strategies for future production. Quarterly SBA fees approximating 1H22 total going forward. Non-Interest Expense Bank-only expense of approximately $16-$16.5MM per quarter. Income Taxes Expected tax rate to remain at approximately 20% for 2022 Capital Progression toward targeted capital levels through loan growth, in-market and new market lift-outs, increased dividends, and share repurchases 2H22 Outlook

Quality Management Team Strong operational and capital allocation experience Insiders own ~10% of the company Shareholder-friendly culture Catalyst for Improved Profitability and Growth Opportunity to lever expenses from bankers added in 2021 and 2022 Excess capital levels available to support balance sheet growth or share repurchases Specialty Banking businesses provided limited contribution in 2Q22 Repeatable Investment Opportunities Beneficiary of significant in-migration and growing number of dissatisfied large regional bank customers Lift-out opportunities of bankers who value an entrepreneurial culture and size where they make an impact M&A available to capitalize on continued consolidation Attractive Valuation Strong financial performance and growth metrics Attractive footprint with considerable scarcity value Opportunity for superior shareholder returns through earnings growth and multiple expansion CSTR Investment Thesis

Appendix:

Attractive Markets: Asheville MSA

CAPSTAR

- Founded in 1784 and dubbed *The Land of the Sky*, Asheville is North Carolina's fifth **largest MSA in population size (~467,000)** with **total deposits of ~$10.8 bil**.
- Cited by *Forbes* as one of the top 15 **"Places for Business and Careers in the U.S."** in 2021.
- Ranked fourth in *Realtor.com's* nationwide analysis of the **"Top 10 Cities Job Seekers are Now Flocking To."**
- Named fifth among top 100 in **"America's Best Small Cities"** listing by *bestcities.org.*
- Recognized by *U.S. News and World Report* as one of the **Top 50 Best Places to Live in 2021** based on affordability, job prospects and desirability.
- Rated **#19 Best Place to Live** by *livability.com* in 2021.
- Ranked as one of the nation's **Fastest Growing Tech Hubs** (7th in the U.S. and 1st in the state of NC) by *LinkedIn.*
- Driven by steady population growth, healthcare, manufacturing and tourism, Asheville **boasts a $17 bil economy** - one of the fastest growing in the U.S.
- Situated within of the nation's epicenters for higher education, **57% of Asheville's population (age 25+) has an associate's degree or higher** (compared to 39% in the U.S.).

Notable companies operating in Asheville MSA

EARTH FARE — HEALTHY FOOD FOR EVERYONE
MERITOR
EATON
BILTMORE
MISSION HEALTH
TUPELO HONEY
HAYNES — MB HAYNES CORPORATION
BorgWarner
SIERRA NEVADA
GE Aviation
Carolina Village
PARDEE — UNC HEALTH CARE



Sources: www.forbes.com; www.ventureasheville.com; www.citizen-times.com; www.liveability.com; www.wlos.com; www.bestcities.org; Asheville Area Chamber of Commerce; FDIC Deposit Market Share Report (June 30, 2021)

40

Chattanooga is Tennessee’s fourth largest MSA in population size (578,399) and total deposits ($13.9 bil) Cited by SmartAssets as one of the nation’s top 20 best cities for young professionals Named one of the “Top 45 Places to Go in the World” by the New York Times Recognized by Niche as one of the nation’s best cities to retire in America in 2021 Dubbed “Gig City” when it was the first to implement a citywide gigabit network – now the fastest and least expensive high speed internet service in the U.S. Distinguished by an authentic arts scene with events such as the 7 Bridges Marathon and Riverbend Music Festival attracting thousands to the city each year Enacted a series of bold sustainability policies as a pioneer in the green urban policy now termed a green renaissance for its focus on clean living Known as the Scenic City, Chattanooga is recognized as one of America’s most breathtaking cities, tucked between the unique ridge-and-valley portion of the Appalachian mountains and the majestic Tennessee river with dozens of tourist destinations Notable companies operating in Chattanooga MSA Sources: WRCBtv, niche.com, visitchattanooga.com, pcmag.com Attractive Markets: Chattanooga MSA

Notable companies operating in Knoxville MSA Sources: 2019 Book of Lists; Regional Chambers of Commerce; City of Knoxville; Knoxville Chamber of Commerce; 2020 US Census Bureau Attractive Markets: Knoxville MSA Knoxville is Tennessee’s third largest MSA in population size (893,411) and total deposits ($23.8 bil) Cited by U.S. News & World Report as one of the nation’s top 50 places to live Named #2 Coolest City with Lowest Cost of Living in the U.S. by PureWow and Top 20 Cities People Moved To in 2021 (Updater) Recognized by Forbes and Livability as one of the nation’s most recession resistant cities Knoxville MSA cost of living ranks 4% below the national average Knoxville is home to cable TV’s HGTV, one of the fastest growing networks in cable history Worldwide brands including Bush Brothers and Company (Bush’s Baked Beans), Petro’s Chili & Chips and Pilot Corporation were founded and remain headquartered in Knoxville Knoxville is recognized as the gateway to the Great Smoky Mountains and hundreds of East Tennessee tourist destinations, including Gatlinburg and Sevierville attractions

Notable companies operating in Nashville MSA Sources: 2019 Book of Lists; Regional Chambers of Commerce; Nashville Regional Economic Development Guide; 2020 US Census Bureau Attractive Markets: Nashville MSA Nashville is Tennessee’s largest MSA in population size (2,015,914) and total deposits ($89.1 bil) Ranked #2 Best Job Market in the U.S. for large cities by The Wall Street Journal, 2022 Ranked Top 10 City to Live After the Pandemic by the Today Show, 2021 Nashville MSA job growth in top 5% of all metro areas across entire U.S. over the last 5 years; ranked #1 Metro for economic strength – POLICOM, 2020 Recognized by Updater in the Top 10 Cities People Moved To in 2020. Named #1 City for Job Seekers in 2020 and #2 Best Place for New Businesses. Wall Street Journal ranked Nashville the 2nd Hottest Job Market in the country in 2020. Nashville is home to 10 Fortune 1000 companies, including 5 Fortune 500 headquarters. Davidson, Williamson and Rutherford (within Nashville MSA) are Tennessee’s fastest-growing counties – TN Ledger, 2020 Williamson County ranked top 10 for job growth and wealthiest in entire U.S., fastest-growing in TN

Non-GAAP Financial Measures   (Dollars in thousands, except per share information) June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 TANGIBLE EQUITY Total Shareholders’ Equity $ 357,735 $ 368,917 $ 380,094 $ 370,328 $ 359,752 Less: Intangible Assets 46,883 47,313 47,759 48,220 48,697 Tangible Equity 310,852 321,604 332,335 322,108 311,055 TANGIBLE EQUITY TO TANGIBLE ASSETS Tangible Equity $ 310,852 $ 321,604 $ 332,335 $ 322,108 $ 311,055 Total Assets 3,096,537 3,190,749 3,133,046 3,112,127 3,212,390 Less: Intangible Assets 46,883 47,313 47,759 48,220 48,697 Tangible Assets 3,049,654 3,143,436 3,085,287 3,063,907 3,163,693 Tangible Equity to Tangible Assets 10.19% 10.23% 10.77% 10.51% 9.83% TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Equity $ 310,852 $ 321,604 $ 332,335 $ 322,108 $ 311,055 Shares of Common Stock Outstanding 21,934,554 22,195,071 22,166,129 22,165,760 22,165,547 Tangible Book Value Per Share, Reported $14.17 $14.49 $14.99 $14.53 $14.03

Non-GAAP Financial Measures   Three Months Ended (Dollars in thousands, except per share information) June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 TANGIBLE BOOK VALUE PER SHARE, ADJUSTED Tangible Equity $ 310,852 $ 321,604 $ 332,335 $ 322,108 $ 311,055 Add: After-Tax Unrealized Available For Sale Investment (Gains) Losses 37,034 23,041 2,978 1,209 (374) Tangible Equity Less After-Tax Unrealized Available For Sale Investment (Gains) Losses 347,886 344,645 335,313 323,317 310,681 Shares of Common Stock Outstanding 21,934,554 22,195,071 22,166,129 22,165,760 22,165,547 Tangible Book Value Per Share, Adjusted $15.86 $15.53 $15.13 $14.59 $14.02 RETURN ON AVERAGE TANGIBLE EQUITY (ROATE) Total Average Shareholders’ Equity $ 361,150 $ 380,039 $ 377,357 $ 367,807 $ 358,850 Less: Average Intangible Assets 47,160 47,604 48,054 48,527 49,012 Average Tangible Equity 313,990 332,435 329,303 319,280 309,838 Net Income 9,972 10,673 12,470 13,102 12,076 Return on Average Tangible Equity (ROATE) 12.74% 13.02% 15.02% 16.28% 15.63%

Non-GAAP Financial Measures   Three Months Ended Twelve Months Ended (Dollars in thousands, except per share information) June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 December 31, 2019 OPERATING NET INCOME Net Income $ 9,972 $ 10,673 $ 12,470 $ 13,102 $ 12,076 $ 22,422 Add: Merger Related Expense - - - - 256 2,654 Less: Income Tax Impact - - - - (67) (694) Operating Net Income 9,972 10,673 12,470 13,102 12,265 24,382 OPERATING DILUTED NET INCOME PER SHARE Operating Net Income $ 9,972 $ 10,673 $ 12,470 $ 13,102 $ 12,265 $ 24,382 Average Diluted Shares Outstanding 22,074,260 22,254,644 22,221,989 22,218,402 22,198,829 18,613,224 Operating Diluted Net Income per Share $0.45 $0.48 $0.56 $0.59 $0.55 $1.31 OPERATING RETURN ON AVERAGE ASSETS (ROAA) Operating Net Income $ 9,972 $ 10,673 $ 12,470 $ 13,102 $ 12,265 $ 24,382 Total Average Assets 3,128,864 3,153,320 3,159,308 3,171,182 3,078,748 2,007,327 Operating Return on Average Assets (ROAA) 1.28% 1.37% 1.57% 1.64% 1.60% 1.21%

Non-GAAP Financial Measures   Three Months Ended Twelve Months Ended (Dollars in thousands, except per share information) June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 December 31, 2019 OPERATING NONINTEREST EXPENSE Noninterest Expense $ 17,075 $ 17,736 $ 18,682 $ 18,366 $ 19,080 $ 61,995 Less: Merger Related Expense - - - - (256) (2,654) Operating Noninterest Expense 17,075 17,736 18,682 18,366 18,824 59,341 OPERATING NONINTEREST EXPENSE / AVERAGE ASSETS Operating Noninterest Expense $ 17,075 $ 17,736 $ 18,682 $ 18,366 $ 18,824 $ 59,341 Total Average Assets 3,128,864 3,153,320 3,159,308 3,171,182 3,078,748 2,007,327 Operating Noninterest Expense / Average Assets 2.19% 2.28% 2.35% 2.30% 2.45% 2.96% OPERATING EFFICIENCY RATIO Operating Noninterest Expense $ 17,075 $ 17,736 $ 18,682 $ 18,366 $ 18,824 $ 59,341 Net Interest Income 24,440 21,140 22,992 22,964 23,032 67,748 Noninterest Income 5,876 9,089 11,134 11,651 9,883 24,274 Total Revenues 30,316 30,229 34,126 34,615 32,915 92,022 Operating Efficiency Ratio 56.32% 58.67% 54.74% 53.06% 57.19% 64.49%

Non-GAAP Financial Measures   Twelve Months Ended December 31, 2019 Twelve Months Ended Three Months Ended June 30, 2022 (Dollars in thousands, except per share information) CapStar Financial Tri-Net, GGL, Mortgage, PPP Bank Only CapStar Financial Tri-Net, GGL, Mortgage, PPP Bank Only OPERATING NET INCOME, BANK ONLY Net Income, Bank Only $ 22,422 $ 5,751 $ 16,671 $ 9,972 $ 512 $ 9,460 Add: Merger Related Expense 2,654 - 2,654 - - - Less: Income Tax Impact (694) - (694) - - - Operating Net Income, Bank Only 24,382 5,751 18,631 9,972 512 9,460 OPERATING DILUTED NET INCOME PER SHARE, BANK ONLY Operating Net Income, Bank Only $ 24,382 $ 5,751 $ 18,631 $ 9,972 $ 512 $ 9,460 Average Diluted Shares Outstanding 18,613,224 18,613,224 18,613,224 22,074,260 22,074,260 22,074,260 Operating Diluted Net Income per Share, Bank Only $1.31 $0.31 $1.00 $0.45 $0.02 $0.43 OPERATING RETURN ON AVERAGE ASSETS (ROAA), BANK ONLY Operating Net Income, Bank Only $ 24,382 $ 5,751 $ 18,631 $ 9,972 $ 512 $ 9,460 Total Average Assets, Bank Only 2,007,327 130,635 1,876,692 3,128,864 185,565 2,943,299 Operating Return on Average Assets (ROAA), Bank Only 1.21%  4.40% 0.99% 1.28% 1.11% 1.29% Bank Only excludes Tri-Net, Government Guaranteed Lending, Mortgage and PPP.

NPAs / Assets = (Nonaccrual Loans + TDR + OREO) / Total Assets Financial information as of March 31, 2022 Source: S&P Capital IQ Note: Selected regulatory capital information unavailable due to adoption of CBLR Peer Valuation

Corporate Headquarters CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 www.capstarbank.com Investor Relations (615) 732-6455 Email: ir@capstarbank.com Executive Leadership Mike Fowler Chief Financial Officer CapStar Financial Holdings, Inc. (615) 732-7404 Email: mike.fowler@capstarbank.com Contact Information